                                                                    EXHIBIT 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.



                                   UWINK, INC.

                                     WARRANT

Warrant No. _____________________                       Dated: September 8, 2006

        uWink, Inc., a Utah corporation (the "COMPANY"), hereby certifies that, for value received, the "Investor" or its registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of _____________________ shares of common stock, $0.001 par value per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $0.345 per share (as adjusted from time to time as provided in SECTION 9, the "EXERCISE PRICE"), at any time and from time to time, terminating on August [ ], 2009 (the "EXPIRATION DATE"), and subject to the following terms and conditions. This Warrant (this "WARRANT") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "SECURITIES PURCHASE AGREEMENT"). All such warrants are referred to herein, collectively, as the "WARRANTS."

        1. DEFINITIONS. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

        2. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3. REGISTRATION OF TRANSFERS. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company's transfer agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

        4.      EXERCISE AND DURATION OF WARRANTS.

                (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date at 5:00 P.M., Pacific Time on the Expiration Date.

                (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "EXERCISE NOTICE"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice and if a "cashless exercise" may occur at such time pursuant to SECTION 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." Within five (5) Business Days after the Exercise Date, the Holder shall deliver the original Warrant, or an affidavit of loss thereof, to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

        5.      DELIVERY OF WARRANT SHARES.

                (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Business Days after the Exercise
Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

                (c) Failure on the part of the Company to deliver or cause to be delivered a stock certificate or certificates representing Warrant Shares within three Business Days after receipt of payment of the aggregate Exercise Price from the Holder for that number of Warrant Shares being acquired shall be deemed to be an "Event" for purposes of Section 6.1(d) of the Securities Purchase Agreement and the Holder shall be entitled to Event Payments as set forth in that Section 6.1(d).

                (d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

        6. CHARGES, TAXES AND EXPENSES. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

        7. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

        8. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of SECTION 9, if any). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

        9. CERTAIN ADJUSTMENTS. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this SECTION 9.

                (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case (A) the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same and (B) the number of Warrant Shares shall be divided by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause "(i)" of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause "(ii)" or "(iii)" of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                (b) PRO RATA DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.

                (c) FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by
Section 9(a) above) (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction (x) results in a cash payment to holders of Common Stock or (y) constitutes or results in a Change of Control, and if as a result of such Change of Control the successor to the Company or surviving entity is not an entity whose stock is traded on an Eligible Market, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

                (d) CALCULATIONS. All calculations under this SECTION 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                (e) NOTICE OF ADJUSTMENTS. Upon the occurrence of an adjustment pursuant to this SECTION 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

                (f) NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall either make a public announcement of such transaction or deliver to the Holder a notice describing the material terms and conditions of such transaction and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; PROVIDED, HOWEVER, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

        10. PAYMENT OF EXERCISE PRICE. The Holder shall pay the Exercise Price in immediately available funds; PROVIDED, HOWEVER, that at any time following the one year anniversary of the Closing Date the Registration Statement filed by the Company pursuant to Section 6.1 of the Securities Purchase Agreement is not effective with respect to all Warrant Shares the Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:


                                X = Y [(A-B)/A]
                where:
                                X = the number of Warrant Shares to be issued to the Holder.

                                Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                                A = the average of the Closing Prices for the five Business Days immediately prior to (but not including) the Exercise Date.

                                B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement, provided such treatment still accords with the SEC's interpretation that such treatment is proper under Rule 144.

"CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company.

        11. LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained herein, if the Trading Market is the New York Stock Exchange or any other market or exchange with similar applicable rules, then the maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the Closing Price on the Business Day immediately preceding the Closing Date equals 19.99% of the shares of Common Stock outstanding immediately preceding the Closing Date (the "ISSUABLE MAXIMUM"), unless the Company obtains stockholder approval in accordance with the rules and regulations of such Trading Market. If, at the time any Holder requests an exercise of any of the Warrants, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Closing Price on the Business Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not previously obtained the required stockholder approval), then the Company shall issue to the Holder requesting such exercise a number of shares of Common Stock not exceeding such Holder's pro-rata portion of the Issuable Maximum (based on such Holder's share (vis-a-vis other Holders) of the aggregate purchase price paid under the Securities Purchase Agreement and taking into account any Warrant Shares previously issued to such Holder). For the purposes hereof, "ACTUAL MINIMUM" shall mean, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants, without giving effect to any limits on the number of shares of Common Stock that may be owned by a Holder at any one time.

        12. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the Exercise Date.

        13. NOTICES. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:00 p.m. (Eastern time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:00 p.m. (Eastern time) on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Securities Purchase Agreement.

        14. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        15.     MISCELLANEOUS.

                (a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefore on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

                (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                        COMPANY:

                                        UWINK, INC.


                                        By:______________________________
                                        Name:
                                        Title:

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock ("WARRANT SHARES") under the foregoing Warrant)

To:  UWINK, INC.

The undersigned is the Holder of Warrant No. _______ (the "WARRANT") issued by uWink, Inc., a Utah corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

                        ____    "Cash Exercise"

                        ____    "Cashless Exercise" under Section 10

4. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.



Dated:  _______________, ____           Name of Holder:

                                        (Print)_________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                               FORM OF ASSIGNMENT

        [To be completed and signed only upon transfer of Warrant]

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of uWink, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of uWink, Inc. with full power of substitution in the premises.



Dated:  _______________, ____

                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                                        ________________________________________
                                        Address of Transferee


                                        ________________________________________

                                        ________________________________________


In the presence of:


_____________________________